UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2018

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.08Stockholder Director Nominations

Annual Meeting of Stockholders

The LGL Group, Inc’s Board of Directors has determined that the Company’s annual meeting of stockholders for 2018 (the “2018 Annual Meeting”) will be held on Thursday, October 4, 2018, at 9:00 a.m., local time, at the Company’s headquarters located at 2525 Shader Road, Orlando, Florida 32804. The Board has established the close of business on September 7, 2018 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the 2018 Annual Meeting and any adjournments or postponements thereof.

Stockholder Proposals and Director Nominations

Because the Annual Meeting will be held more than 60 days after the anniversary date of the Company's last annual meeting of stockholders, the deadlines for stockholder proposals and director nominations for consideration at the 2018 Annual Meeting set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2017 no longer apply. If a stockholder of the Company intends to nominate a person for election to the Board of Directors of the Company pursuant to the Company's proxy access bylaw or to propose other business for consideration at the 2018 Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for submitting the notice of such nomination or stockholder proposal, is the close of business on August 20, 2018. Any notice should be delivered to 2525 Shader Road, Orlando, Florida 32804, Attention: Corporate Secretary. Any stockholder proposal or director nomination received after August 20, 2018 will be considered untimely and will not be included in the Company's proxy materials for the 2018 Annual Meeting nor will it be considered at the 2018 Annual Meeting. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission and the Company's By-Laws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 2018	THE LGL GROUP, INC.

	By:	/s/ James W. Tivy
		Name:	James W. Tivy
		Title:	Chief Financial Officer